Intangible Assets, Net - Schedule of Annual Estimated Amortization Expenses for Acquired Intangible Assets (Detail) - Finite Lived Intangible Assets Future Amortization Expense [Member] ¥ in Thousands	Dec. 31, 2022 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2023	¥ 76,476
2024	74,100
2025	74,100
2026	10,720
2027	¥ 10,720